Supplement to the

Fidelity® Institutional Short-Intermediate Government Fund

A Fund of Fidelity Advisor Series IV

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2011

Effective immediately, the general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the fund.

ISIGB-11-01 February 8, 2011
1.709082.113